Exhibit 10.1

FIRST AMENDMENT AND WAIVER

FIRST AMENDMENT AND WAIVER, dated as of March 1, 2010 (this “Amendment”), to the Credit Agreement referred to below, among SEAGATE TECHNOLOGY PLC, a public limited company incorporated under the laws of Ireland (“Seagate Ireland”), SEAGATE TECHNOLOGY, an exempted limited liability company incorporated under the laws of the Cayman Islands (“Intermediate Holdings”), SEAGATE TECHNOLOGY HDD HOLDINGS, an exempted limited liability company incorporated under the laws of the Cayman Islands (the “Borrower”), the Lenders (as defined below) parties hereto and JPMORGAN CHASE BANK, N.A., as administrative agent under the Credit Agreement (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Intermediate Holdings, the Borrower, the Lenders, the Administrative Agent and the Issuing Banks named therein are parties to the Second Amended and Restated Credit Agreement, dated as of April 3, 2009 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among Intermediate Holdings, the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrower is migrating its tax residency to Ireland;

WHEREAS, as part of such migration, the Borrower is selling (the “New Cayco Sale”) substantially all of its assets to Seagate HDD Cayman (“New Cayco”), a newly formed direct wholly owned subsidiary of the Borrower, organized under the laws of the Cayman Islands;

WHEREAS, pursuant to transactions encompassing the “Transaction” (as defined in the Preliminary Proxy Statement of Seagate Technology, dated February 1, 2010) (the “Transaction”), the place of incorporation of the publicly traded company of the Seagate group (which is currently Intermediate Holdings) will effectively be changed to Ireland;

WHEREAS, as part of the Transaction, Intermediate Holdings will merge with a subsidiary of Seagate Ireland, which is a wholly owned direct subsidiary of Intermediate Holdings;

WHEREAS, Intermediate Holdings will survive such merger and become a wholly owned subsidiary of Seagate Ireland;

WHEREAS, in connection with the formation of New Cayco and the New Cayco Sale, the Borrower and Intermediate Holdings have requested that certain provisions of the Credit Agreement be amended and waived as set forth herein to permit the New Cayco Sale;

WHEREAS, in connection with the formation of New Cayco and the New Cayco Sale, New Cayco will become a party to the U.S. Guarantee Agreement, the U.S. Security Agreement and the U.S. Pledge Agreement and will execute and deliver all other agreements and instruments required of a Loan Party in accordance with the Collateral and Guarantee Requirement;

WHEREAS, in connection with the Transaction, the Borrower, Intermediate Holdings and Seagate Ireland have requested that (a) Seagate Ireland become a Loan Party under the Credit Agreement and assume certain of the obligations of Intermediate Holdings thereunder and (b) certain provisions of the Credit Agreement be amended and/or waived as set forth herein to reflect the foregoing and to permit the Transaction;

WHEREAS, in connection with the Transaction, Seagate Ireland will become a party to the U.S. Guarantee Agreement and will execute and deliver all other agreements and instruments required of a Loan Party in accordance with the Collateral and Guarantee Requirement (as such term is amended pursuant to the terms hereof); and

WHEREAS, the Required Lenders are willing to agree to such amendments and waivers on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, Seagate Ireland, Intermediate Holdings, the Borrower, and the Required Lenders hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2.             Amendments to Section 1.01 (Defined Terms).

(a)           Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“First Amendment” means the First Amendment and Waiver, dated as of March 1, 2010, to this Agreement.

“First Amendment Effective Date” means the date on which the conditions set forth in Section 12(b) of the First Amendment are satisfied.

“Intercreditor Agreement” means the Intercreditor Agreement dated as of May 1, 2009, among the Administrative Agent for the First Priority Secured Parties (as defined therein), Wells Fargo Bank, National Association, as Collateral Agent for the Second Priority Secured Parties (as defined therein), the Borrower, Seagate Technology International, and each of the other Loan Parties party thereto.

“Irish Redomiciliation Transaction” means the “Transaction”, as defined in the Preliminary Proxy Statement of Intermediate Holdings, dated February 1, 2010 (including any modification to such definition that is acceptable to the Administrative Agent, in its sole discretion).

“New Cayco” means Seagate HDD Cayman, a company organized under the laws of the Cayman Islands and a direct wholly owned subsidiary of the Borrower.

“Seagate Ireland” means Seagate Technology Public Limited Company, a public limited company incorporated under the laws of Ireland.

(b)           Section 1.01 of the Credit Agreement is hereby amended by deleting each reference to the term “Intermediate Holdings” and substituting in lieu thereof the term “Seagate Ireland” in each of the following defined terms:  “Capital Expenditures”, “Cash-Pay Preferred Equity”, “Collateral and Guarantee Requirement”, “Commitment Reduction Event”, “Consolidated Cash Interest Expense”, “Consolidated EBITDA”, “Consolidated Fixed Charges”, “Consolidated Net Income,” “Consolidated Total Assets”, “Deferred Compensation Plans”, “Environmental Liability”, “Funded Indebtedness”, “Liquidity Amount”, “Material Indebtedness”, “Net Proceeds”, “Overdraft Facility”, “Permitted Encumbrances”, “Permitted

Secured Debt Amount”, “Restricted Payment” and “Subsidiary”.

(c)           The definition of “Change in Control” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

“Change in Control” means:

(a)           the acquisition of direct ownership, beneficially or of record, by any Person other than Intermediate Holdings of any Equity Interests in the Borrower;

(b)           the acquisition of direct ownership, beneficially or of record, by any Person other than Seagate Ireland of any Equity Interests in Intermediate Holdings;

(c)           the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests in Seagate Ireland representing greater than 35% of the aggregate ordinary voting power and aggregate equity value represented by the issued and outstanding Equity Interests in Seagate Ireland;

(d)           occupation of a majority of the seats (other than vacant seats) on the board of directors of Seagate Ireland, Intermediate Holdings or the Borrower by Persons who were neither (i) nominated by at least a majority of the board of directors of Seagate Ireland, Intermediate Holdings or the Borrower, as applicable, nor (ii) appointed by a vote of a majority of directors so nominated; or

(e)           the occurrence of a “Change in Control” as defined in the Senior Note Documents or any document governing or evidencing any extension, renewal, refinancing or replacement of the Senior Notes permitted pursuant to Section 6.01(a)(ii).

(d)           The definition of “Collateral and Guarantee Requirement” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting each occurrence of the phrase “ or Northern Ireland” in clause (a)(vii) thereof and substituting in lieu thereof the phrase “, Northern Ireland or, in the case of Seagate Ireland or Intermediate Holdings (or any of their permitted successors), Ireland”.

(e)           The definition of “Collateral Jurisdictions” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

“Collateral Jurisdiction” means the United States of America (including any State thereof and the District of Columbia), the Cayman Islands, Singapore, the Netherlands, Northern Ireland and, solely with respect to Seagate Ireland, Intermediate Holdings or any of their permitted successors, Ireland.

(f)            The definition of “Financial Officer” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately before the term “Intermediate Holdings”, the phrase “Seagate Ireland,”.

(g)           The definition of “Foreign Security Agreement” set forth in Section 1.01 of the

Credit Agreement is hereby amended by deleting each occurrence of the phrase “ or Northern Ireland” and substituting in lieu thereof the phrase “, Northern Ireland or, in the case of Seagate Ireland or Intermediate Holdings (or any of their permitted successors), Ireland”.

(h)           The definition of “Immaterial Subsidiary” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the term “Intermediate Holdings” and substituting in lieu thereof the phrase “Seagate Ireland (or prior to the end of to the first fiscal quarter of Seagate Ireland ending after the First Amendment Effective Date, Intermediate Holdings)” and (ii) inserting the parenthetical “(other than Intermediate Holdings)” immediately after the first reference to the term “Subsidiary” therein.

(i)            The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the phrase “, the Intercreditor Agreement” after the phrase “the Security Documents” therein.

(j)            The definition of “Loan Parties” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

“Loan Parties” means, collectively, Seagate Ireland, Intermediate Holdings, the Borrower and each other Subsidiary Loan Party.

(k)           The definition of “Material Acquisition” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

“Material Acquisition” means, at any time, any acquisition (whether by purchase, merger, consolidation or otherwise) by Seagate Ireland, the Borrower or any Subsidiary that is permitted hereunder and for which the sum (without duplication) of all consideration paid or otherwise delivered by Seagate Ireland, the Borrower and the Subsidiaries in connection with such acquisition (including the principal amount of any Indebtedness issued as deferred purchase price and the fair market value, determined reasonably and in good faith by the Borrower, of any other non-cash consideration, including Equity Interests in Seagate Ireland or any Subsidiary (other than Intermediate Holdings)) plus the aggregate principal amount of all Indebtedness otherwise incurred or assumed by Seagate Ireland, the Borrower or any Subsidiary in connection with such acquisition (including Indebtedness of any acquired Person outstanding at the time of such acquisition) exceeds the amount that is equal to 5% of Consolidated Total Assets as of the end of the fiscal year of Seagate Ireland (or, prior to the end of the first fiscal year of Seagate Ireland ending after the First Amendment Effective Date, Intermediate Holdings) most recently ended at or prior to such time.

(l)            The definition of “Material Adverse Effect” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the term “Intermediate Holdings” in clause (a) thereof and substituting in lieu thereof the term “Seagate Ireland” and (ii) inserting immediately before the term “Intermediate Holdings” in clause (b) thereof the phrase “Seagate Ireland,”.

(m)          The definition of “Material Sale” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

“Material Sale” means, at any time, any sale, transfer or other disposition of any property or asset of Seagate Ireland, the Borrower or any Subsidiary that is permitted hereunder and for which all consideration paid or otherwise delivered to Seagate Ireland, the Borrower and the Subsidiaries in connection with such sale, transfer or other disposition (including the principal amount of any Indebtedness issued as deferred purchase price and the fair market value, determined reasonably and in good faith by the Borrower, of any other non-cash consideration, including Equity Interests) plus the aggregate principal amount of all Indebtedness of Seagate Ireland, the Borrower and the Subsidiaries assumed by the purchaser of such property or asset in connection with such sale (including Indebtedness of any Person sold, transferred or disposed of by Seagate Ireland, the Borrower or any Subsidiary that is assumed by the purchaser of such Person in connection with such sale) exceeds the amount that is equal to 5% of Consolidated Total Assets as of the end of the fiscal year of Seagate Ireland (or, prior to the end of the first fiscal year of Seagate Ireland ending after the First Amendment Effective Date, Intermediate Holdings) most recently ended at or prior to such time.

(n)           The definition of “Net Leverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:

“Net Leverage Ratio” means, on any date, the ratio of (a) the excess of (i) Funded Indebtedness as of such date (excluding any refinancing or replacement Indebtedness incurred pursuant to Section 6.01(a)(ii) or Section 6.01(a)(iii) that is outstanding as of such date the Net Proceeds of which are held by the Administrative Agent on such date in an escrow account in accordance with the terms of such Section) over (ii) the sum of (A) the amount of cash held by Seagate Ireland, the Borrower or any Subsidiary and (B) the carrying value of Permitted Investments that would be reflected as cash or short-term investments on a consolidated balance sheet of Seagate Ireland on such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of Seagate Ireland (or, prior to the end of the first four fiscal quarters of Seagate Ireland ending after the First Amendment Effective Date, Intermediate Holdings) ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter of Seagate Ireland or Intermediate Holdings, as applicable, most recently ended prior to such date).

(o)           The definition of “Permitted Obligation” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the definition in its entirety and substituting in lieu thereof the following:

“Permitted Obligation” means an obligation of Seagate Ireland, the Borrower or any Subsidiary (for purposes of this definition, a “Primary Obligor”) not constituting Indebtedness, provided (a) such obligation is entered into in the ordinary course of such Primary Obligor’s business, (b) any Guarantee of such obligation by Seagate Ireland or Intermediate Holdings or, in the case of any such obligation of Seagate Ireland or any Subsidiary, the Borrower, is given in the ordinary course of business of Seagate Ireland, Intermediate Holdings or the Borrower, as the case may be, and (c) any Guarantee of such obligation is reasonably consistent with the practices of Seagate Ireland, Intermediate Holdings and the Borrower and reasonably necessary to permit the Primary Obligor to incur such obligation.

(p)           The definition of “Permitted Receivables Financing” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the parenthetical “(other than Intermediate Holdings)” immediately after the first reference to the term “Subsidiary” therein.

(q)           The definition of “Platinum Leases” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the parenthetical “(other than Intermediate Holdings)” immediately after the first reference to the term “Subsidiary” therein.

(r)            The definition of “Senior Notes Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting immediately before the “.” at the end thereof the phrase “or Seagate Ireland”.

3.             Amendments to Articles II, III, V, VI, VII, VIII and IX. Article II, Article III (other than the lead-in to Article III and Sections 3.02, 3.04(a), 3.04(b), 3.06, 3.11, 3.12, 3.13 and 3.14 thereof), Article V (other than the lead-in to Article V, the lead-in and last paragraph to Section 5.02 and Sections 5.03(a) and 5.13(a) thereof), Article VI (other than the lead-ins to Article VI and Section 6.07 and Sections 6.01(a)(vii), 6.01(a)(ix), 6.01(b), 6.03, 6.04(p), 6.05(g), 6.07(e), 6.09, 6.12 and 6.13 thereof), Article VII (other than Sections 7.01(d) and 7.02 thereof), Article VIII and Article IX (other than Sections 9.02(a), 9.03(d), 9.04(b)(iv), 9.04(e), 9.04(h), 9.09(b), 9.09(c) and 9.09(d)) of the Credit Agreement shall each be amended by deleting each reference to the term “Intermediate Holdings” and substituting in lieu thereof the term “Seagate Ireland”.

4.             Amendment Article III. (a) The lead-in to Article III is hereby amended by inserting immediately before the term “Intermediate Holdings” the phrase “Seagate Ireland,”.

(b)           Section 3.02 of the Credit Agreement is hereby amended by inserting immediately before the term “Intermediate Holdings” the phrase “Seagate Ireland,”.

(c)           Section 3.06 of the Credit Agreement is hereby amended by (i) inserting the phrase “Seagate Ireland,” immediately after the phrase “to the knowledge of” therein and (ii) replacing the second reference to the term “Intermediate Holdings” in such Section with the term “Seagate Ireland”.

(d)           Section 3.11 of the Credit Agreement is hereby amended by inserting the phrase “Seagate Ireland,” immediately before each reference to the term “Intermediate Holdings” therein.

(e)           Section 3.13 of the Credit Agreement is hereby amended by (i) inserting the phrase “Seagate Ireland,” immediately before the second reference to the term “Intermediate Holdings” therein and (ii) replacing the third reference to the term “Intermediate Holdings” therein with the term “Seagate Ireland”.

(f)            Section 3.14 of the Credit Agreement is hereby amended by replacing the third, fourth, fifth, sixth and seventh references to the term “Intermediate Holdings” with the term “Seagate Ireland”.

5.             Amendment to Section 4.02.  Section 4.02 of the Credit Agreement is hereby amended by inserting the term “Seagate Ireland,” immediately prior to the term “Intermediate Holdings” therein.

6.             Amendments to Article V.  (a) The lead-in to Article V is hereby amended by inserting immediately before the term “Intermediate Holdings” the phrase “Seagate Ireland,”.

(b)           Paragraph (c) of Section 5.01 is hereby amended by inserting the phrase “Seagate Ireland,” immediately after the phrase “Material Acquisitions that have been consummated by” therein.

(c)           The lead-in to Section 5.02 of the Credit Agreement is hereby amended by (i) inserting immediately before the term “Intermediate Holdings” the phrase “Seagate Ireland,” and (ii) inserting immediately before the phrase “Intermediate Holdings’s’” the phrase “Seagate Ireland’s,”.

(d)           The last paragraph of Section 5.02 of the Credit Agreement is hereby amended by inserting immediately before the term “Intermediate Holdings” the phrase “Seagate Ireland,”.

(e)           Section 5.03(a) of the Credit Agreement is hereby amended by inserting immediately before each reference in such Section to the term “Intermediate Holdings” the phrase “Seagate Ireland,”.

7.             Amendments to Article VI.

(a)          The lead-in to Article VI is hereby amended by inserting immediately before the term “Intermediate Holdings” the phrase “Seagate Ireland,”.

(b)           Section 6.01(a)(vii) of the Credit Agreement is hereby amended by (i) deleting the first three references in such Section to the term “Intermediate Holdings” and substituting in lieu thereof the term “Seagate Ireland” and (ii) inserting immediately following the fourth reference to the term “Intermediate Holdings” in such Section the parenthetical “(in the case of Seagate Ireland)”.

(c)           Section 6.01(a)(ix) of the Credit Agreement is hereby amended by deleting the second reference in such Section to the term “Intermediate Holdings” and substituting in lieu thereof the phrase “Seagate Ireland (or, prior to the end of the first fiscal quarter of Seagate Ireland ending after the First Amendment Effective Date, Intermediate Holdings)”.

(d)           Section 6.01(b) of the Credit Agreement is hereby amended by (i) inserting immediately before the first reference to the term “Intermediate Holdings” the phrase “Seagate Ireland,” and (ii) deleting the second reference to the term Intermediate Holdings and substituting in lieu thereof the term “Seagate Ireland”.

(e)           Section 6.03(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

(a) None of Seagate Ireland, Intermediate Holdings or the Borrower will, and will not permit any of their respective subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with Seagate Ireland, Intermediate Holdings, the Borrower or any of their respective subsidiaries, or liquidate or dissolve, nor will Seagate Ireland, Intermediate Holdings or the Borrower sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all the assets of the Borrower and the Subsidiaries, taken as a whole (whether directly or through the sale, transfer, lease or other disposition of the assets of one or more Subsidiaries), except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, (i) any

Person may merge with Seagate Ireland, Intermediate Holdings or the Borrower in a transaction in which the surviving entity is a Person organized or existing under the laws of the United States of America, any State thereof, the District of Columbia, the Cayman Islands or, except in the case of the Borrower, Ireland and, if such surviving entity is not Seagate Ireland, Intermediate Holdings or the Borrower, as the case may be, such Person expressly assumes, in writing, all the obligations of Seagate Ireland, Intermediate Holdings or the Borrower, as the case may be, under the Loan Documents, (ii) any Person may merge into any Subsidiary (other than Intermediate Holdings) in a transaction in which the surviving entity is a Subsidiary (other than Intermediate Holdings) and (if any party to such merger is a Subsidiary Loan Party) is a Subsidiary Loan Party, (iii) any Subsidiary (other than Intermediate Holdings) may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders, (iv) the transactions constituting the Irish Redomiciliation Transaction shall be permitted and (v) the Borrower may transfer its equity interests in Seagate Technology (US) Holdings, Inc. and Seagate Technology International to New Cayco, provided that New Cayco shall have become a Subsidiary Loan Party and shall have complied with the Collateral and Guarantee Requirement; provided that any such merger involving a Person that is not a wholly owned Subsidiary of the Borrower immediately prior to such merger shall not be permitted unless also permitted by Sections 6.04 and 6.08.

(f)            Section 6.03(b) of the Credit Agreement is hereby amended by inserting immediately before the first reference to the term “Intermediate Holdings” the phrase “Seagate Ireland,”.

(g)           Section 6.04 of the Credit Agreement is hereby amended by (i) inserting the parenthetical “(other than Intermediate Holdings)” immediately after the term “Subsidiary” in clause (h) thereof, (ii) deleting the first and third references to the term “Intermediate Holdings” in clause (p) thereof and substituting in lieu thereof the term “Seagate Ireland”, (iii) deleting the second reference to the term “Intermediate Holdings” in clause (p) thereof and substituting in lieu thereof the phrase “Seagate Ireland (or, prior to the end of the first fiscal quarter of Seagate Ireland ending after the First Amendment Effective Date, Intermediate Holdings)”, (iv) deleting the “and” at the end of clause (p) thereof, (v) deleting the “.” at the end of clause (q) thereof and substituting in lieu thereof “; and” and (vi) inserting the following new clause (r):

(r) the transactions constituting the Irish Redomiciliation Transaction shall be permitted.

(h)           Section 6.05 of the Credit Agreement is hereby amended by (i) deleting the first reference to the term “Intermediate Holdings” in clause (g) thereof and substituting in lieu thereof the term “Seagate Ireland”, (ii) deleting the second reference to the term “Intermediate Holdings” in clause (g) thereof and substituting in lieu thereof the phrase “Seagate Ireland (or, prior to the end of the first fiscal year of Seagate Ireland ending after the First Amendment Effective Date, Intermediate Holdings)”, (iii) deleting the “and” at the end of clause (j) thereof, (iv) deleting the “,” at the end of clause (k) thereof and substituting in lieu thereof “; and” and (v) inserting the following new clause (l):

(l) the transactions constituting the Irish Redomiciliation Transaction shall be permitted.

(i)            Section 6.07 of the Credit Agreement is hereby amended by (i) deleting the phrase “The Borrower will not, and Intermediate Holdings and the Borrower” in the lead-in thereto and substituting in lieu thereof the phrase “Each of Seagate Ireland and the Borrower will not, and”, (ii) inserting the parenthetical “(other than Intermediate Holdings, except to the extent that Intermediate Holdings is declaring and paying dividends or distributions to Seagate Ireland with the proceeds of any Restricted Payment made by the Borrower to Intermediate Holdings pursuant to, and in accordance with, clause (d) or (e) of this Section 6.07)” immediately after the text “Subsidiaries” in clause (b) thereof, (iii) deleting the “and” at the end of clause (d) thereof, (iv) deleting the “.” at the end of clause (e) thereof and substituting in lieu thereof “; and” and (v) inserting the following new clause (f):

(f) the Transactions constituting the Irish Redomiciliation Transaction shall be permitted.

(j)            Section 6.08 of the Credit Agreement is hereby amended by (i) deleting the “and” at the end of clause (d) thereof and substituting in lieu thereof a “,” and (ii) deleting the “.” at the end of clause (e) thereof and substituting in lieu thereof “and (f) the transactions constituting the Irish Redomiciliation Transaction shall be permitted”.

(k)           Section 6.09 of the Credit Agreement is hereby amended by (i) replacing the phrase “Intermediate Holdings and the Borrower” in clause (a) thereof with the phrase “any Loan Party” and (ii) deleting each other reference to the term “Intermediate Holdings” in such section and substituting in lieu thereof the term “Seagate Ireland”.

(l)            Section 6.10 of the Credit Agreement is hereby amended by inserting immediately before the “.” at the end thereof the parenthetical “(it being understood that any amendments or modifications made to the Senior Note Documents or the organizational documents of the Borrower for the sole purpose of permitting the Irish Redomiciliation Transaction, to the extent such amendments and modifications are consistent with the amendments and modifications made to this Agreement pursuant to the First Amendment, shall be deemed not to be materially adverse to the Lenders for purposes of this Section 6.10)”.

(m)          Section 6.11 of the Credit Agreement is hereby amended by inserting after the phrase “four consecutive fiscal quarters” the phrase “of Seagate Ireland (or, prior to the end of the first four fiscal quarters of Seagate Ireland ending after the First Amendment Effective Date, Intermediate Holdings)”.

(n)           Section 6.12 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

Section 6.12 Net Leverage Ratio.  Seagate Ireland will not permit the Net Leverage Ratio to exceed 1.50 to 1.00 as of the last day of any fiscal quarter of Seagate Ireland.

(o)           Section 6.13 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

Section 6.13 Minimum Liquidity.  Seagate Ireland will not permit the Liquidity Amount to be less than $500,000,000 at any time.

(o)           Section 6.14 of the Credit Agreement is hereby amended by inserting the parenthetical “(other than Intermediate Holdings)” immediately after the phrase “any Subsidiary” in the proviso thereto.

8.             Amendments to Article VII. (a) Paragraph (d) of Section 7.01 is hereby amended by adding the phrase “Seagate Ireland,” immediately prior to each reference to the term “Intermediate Holdings” therein.

(b)           Section 7.02 of the Credit Agreement is hereby amended by (i) inserting the parenthetical “(other than Intermediate Holdings)” immediately after the second reference to the term “Subsidiary” therein and (ii) deleting the term “Intermediate Holdings” and substituting in lieu thereof the phrase “Seagate Ireland (or, prior to the end of the first fiscal quarter of Seagate Ireland ending after the First Amendment Effective Date, Intermediate Holdings)”.

9.             Amendments to Article IX.  (a)          Paragraph (a) of Section 9.02 of the Credit Agreement is hereby amended by adding the phrase “Seagate Ireland,” immediately prior to each reference to the term “Intermediate Holdings” therein.

(b)           Paragraph (d) of Section 9.03 of the Credit Agreement is hereby amended by (i) replacing the word “neither” therein with the phrase “none of Seagate Ireland,” and (ii) inserting the phrase “Seagate Ireland,” immediately prior to the second reference to the term “Intermediate Holdings” therein.

(c)           Clause (iv) of paragraph (b) of Section 9.04 of the Credit Agreement is hereby amended by inserting the phrase “Seagate Ireland,” immediately before the term “Intermediate Holdings” therein.

(d)           Paragraph (e) of Section 9.04 of the Credit Agreement is hereby amended by inserting the phrase “Seagate Ireland,” immediately before the term “Intermediate Holdings” in clause (iii) of the proviso to clause (i) thereof.

(e)           Paragraph (h) of Section 9.04 of the Credit Agreement is hereby amended by inserting the phrase “Seagate Ireland,” immediately before the term “Intermediate Holdings” therein.

(f)            Paragraphs (b), (c) and (d) of Section 9.09 of the Credit Agreement are hereby amended by inserting the phrase “Seagate Ireland,” immediately before each reference to the term “Intermediate Holdings” therein.

10.           Waivers. (a) Notwithstanding anything to the contrary contained herein, the transfer by the Borrower of its equity interests in Seagate Technology (US) Holdings, Inc. and Seagate Technology International to New Cayco on or after the First Amendment Waiver Date (as defined in Section 12(a) below) shall not be deemed to violate Section 6.03(a) of the Credit Agreement, provided that New Cayco shall have become a Subsidiary Loan Party and shall have complied with the Collateral and Guarantee Requirement on or prior to the First Amendment Waiver Date.

(b)           The breach of any provision of Sections 6.03, 6.04, 6.05, 6.07 or 6.08 of the Credit Agreement resulting from any of the transactions necessary to consummate the Transaction shall be waived to the extent, but only to the extent, necessary to consummate the Transaction.

11.           Agreements. Seagate Ireland hereby agrees that each fiscal quarter and the fiscal year of Seagate Ireland shall coincide with the respective fiscal quarter and the fiscal year of Intermediate Holdings, in each case in effect as of the date hereof.

12.           Effectiveness. (a) The waiver set forth in Section 10(a) of this Amendment shall become effective on the first date (such date, the “First Amendment Waiver Date”) on which the following conditions precedent shall have been satisfied:

(i)            Amendment.  The Administrative Agent shall have received this Amendment, duly executed and delivered by the Borrower, Seagate Ireland, Intermediate Holdings and the Required Lenders.

(ii)           New Cayco Guarantee.  The Administrative Agent shall have received a supplement or joinder, as applicable, to each of the U.S. Security Agreement, the U.S. Pledge Agreement, the U.S. Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and the Intercreditor Agreement, in each case duly executed and delivered by New Cayco.

(iii)          Collateral Security Documents.  The Administrative Agent shall have received (i) a first priority charge over shares under the laws of the Cayman Islands in favor of the Administrative Agent with respect to the pledge of shares of New Cayco held by the Borrower to secure the Obligations (the “New Cayco Pledge”), (ii) a first priority charge over shares under the laws of the Cayman Islands in favor of the Administrative Agent with respect to the pledge of shares of Seagate Technology International held by New Cayco to secure the Obligations, in form and substance reasonably satisfactory to the Administrative Agent (it being understood that a charge over shares in the form of Exhibit D-2 to the Credit Agreement shall be deemed to be in a form satisfactory to the Administrative Agent) and (iii) a first priority deed of charge under the laws of the Cayman Islands in favor of the Administrative Agent, executed and delivered by New Cayco, in form and substance reasonably satisfactory to the Administrative Agent (it being understood that a deed of charge in the form of Exhibit C-2 to the Credit Agreement shall be deemed to be in a form satisfactory to the Administrative Agent).

(iv)          Corporate authority, etc. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to (A) the organization or incorporation, existence and good standing of New Cayco and the authorization by New Cayco of the execution, delivery and performance of the Loan Documents to which New Cayco is to be a party and (B) the authorization by the Borrower of the execution, delivery and performance of this Amendment and the New Cayco Pledge, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(v)           Representations and Warranties. The representations and warranties of each Loan Party set forth in the Loan Documents to which it is a party shall be true and correct in all material respects on and as of the First Amendment Waiver Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(vi)          No Default.  After giving effect to this Amendment (as in effect as of the First Amendment Waiver Date), no Default shall have occurred and be continuing.

(vii)         Opinion. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the First Amendment Waiver Date) of each of Simpson Thacher & Bartlett LLP and Maples and Calder, in each case covering such matters relating to New Cayco, the Borrower and the transactions contemplated hereby in connection therewith as the Administrative Agent shall reasonably request.

(viii)        Expenses. The Administrative Agent shall have received payment of all expenses required to be paid or reimbursed by the Borrower pursuant to Section 18 hereof.

(b)           The amendments set forth in Sections 2 through 10 (other than Section 10(a), which shall become effective in accordance with Section 12(a) above) of this Amendment shall become effective on the date of consummation of the Transaction and the receipt by the Administrative Agent of reasonably satisfactory evidence thereof (the “First Amendment Effective Date”), provided that the following conditions precedent shall have been satisfied on or prior to such date:

(i)            Amendment.  The Administrative Agent shall have received this Amendment, duly executed and delivered by the Borrower, Seagate Ireland, Intermediate Holdings and the Required Lenders.

(ii)           Seagate Ireland Guarantee.  The Administrative Agent shall have received a joinder to each of the U.S. Guarantee Agreement, the Indemnity, Subrogation and Contribution Agreement and the Intercreditor Agreement, in each case duly executed and delivered by Seagate Ireland.

(iii)          Collateral Security Documents.  The Administrative Agent shall have received (i) a first priority debenture under the laws of Ireland granting a Lien on substantially all of Seagate Ireland’s assets in favor of the Administrative Agent to secure the Obligations and (ii) a first priority charge over shares under the laws of the Cayman Islands in favor of the Administrative Agent with respect to the pledge of shares of Intermediate Holdings held by Seagate Ireland to secure the Obligations, in each case in form and substance reasonably satisfactory to the Administrative Agent (it being understood that, in the case of clause (ii), a charge over shares in the form of Exhibit D-2 to the Credit Agreement shall be deemed to be in a form satisfactory to the Administrative Agent).

(iv)          Corporate authority, etc. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization or incorporation, existence and good standing of Seagate Ireland and the authorization by Seagate Ireland, Intermediate Holdings and the Borrower of the execution, delivery and performance of this Amendment and, in the case of Seagate Ireland, the other Loan Documents to which Seagate Ireland is to be a party, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(v)           Representations and Warranties. The representations and warranties of each Loan Party set forth in the Loan Documents to which it is a party shall be true and correct in all material respects on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(vi)          No Default.  After giving effect to this Amendment (as in effect as of the First Amendment Effective Date), no Default shall have occurred and be continuing.

(vii)         Fees; Expenses. The Administrative Agent shall have received payment of (i) the Amendment Fee (as defined in Section 14 hereof) and (ii) all expenses required to be paid or reimbursed by the Borrower pursuant to Section 18 hereof.

(viii)        Opinion. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated on or prior to the First Amendment Effective Date) of each of Simpson Thacher & Bartlett LLP, Maples and Calder, and Arthur Cox, in each case covering such matters relating to Seagate Ireland, the Transaction and the other transactions contemplated hereby in connection therewith as the Administrative Agent shall reasonably request.

13.           Representation and Warranty.  Each of Seagate Ireland, Intermediate Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that this Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of Seagate Ireland, Intermediate Holdings and the Borrower, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity and an implied covenant of good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law.

14.           Amendment Fee.  In consideration of the agreements of the Lenders contained in this Amendment, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on March 1, 2010, an amendment fee (the “Amendment Fee”) in an amount equal to 0.05% of the sum of such Lender’s (a) unused Commitment and (b) Revolving Exposure, in each case immediately prior to the First Amendment Effective Date; provided that such Amendment Fee shall not be payable unless and until this Amendment becomes effective as provided in Section 12(b) hereof.

15.           Continuing Effect of the Credit Agreement.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Seagate Ireland, Intermediate Holdings or the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.  After the effectiveness of this Amendment, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

16.           Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or Adobe .pdf shall be effective as delivery of a manually executed counterpart of this Amendment.

17.           GOVERNING LAW.  (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b)           EACH PARTY HERETO AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

18.           Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed in connection herewith, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.

19.           Seagate Ireland.  By executing this Amendment, upon the First Amendment Effective Date, Seagate Ireland shall become a party to the Credit Agreement with such force and effect as if Seagate Ireland were an original signatory to the Credit Agreement.

20.           Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SEAGATE TECHNOLOGY PLC

By:	/s/ Kenneth M. Massaroni
Name: Kenneth M. Massaroni
Title: Director

SEAGATE TECHNOLOGY

By:	/s/ Kenneth M. Massaroni
Name: Kenneth M. Massaroni
Title: Senior Vice President, Secretary & General Counsel

SEAGATE TECHNOLOGY HDD HOLDINGS

By:	/s/ Kenneth M. Massaroni
Name: Kenneth M. Massaroni
Title: Director

[Signature Page to First Amendment and Waiver to the Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Sharon Bazbaz
Name: Sharon Bazbaz
Title: Vice President

[Signature Page to First Amendment and Waiver to the Credit Agreement]

Bank of America N.A.
as a Lender

By:	/s/ Sugeet Manchanda Madan
	Name:	Sugeet Manchanda Madan
	Title:	Senior Vice President

Fifth Third Bank,
as a Lender

By:	/s/ Gary S. Losey
	Name:	Gary S. Losey
	Title:	VP Corporate Banking

KeyBank National Association,
as a Lender

By:	/s/ Raed Alfayoumi
	Name:	Raed Alfayoumi
	Title:	Vice President

The Bank of Nova Scotia,
as a Lender

By:	/s/ Teresa Wu
	Name:	Teresa Wu
	Title:	Director

Wachovia Bank, National Association,
as a Lender

By:	/s/ Tray Jones
	Name:	Tray Jones
	Title:	Vice President

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

Mizuho Corporate Bank, Ltd.,
as a Lender

By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

GOLDMAN SACHS CREDIT PARTNERS, LP, as a Lender

By:	/s/ John Makrinos
	Name:	John Makrinos
	Title:	Authorized Signatory

BNP Paribas,
as a Lender

By:	/s/ Mathew Harvey
	Name:	Mathew Harvey
	Title:	Managing Director

By:	/s/ Mary-Ann Wong
	Name:	Mary-Ann Wong
	Title:	Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd.,
as a Lender

By:	/s/ Victor Pierzchalski
	Name:	Victor Pierzchalski
	Title:	Authorized Signatory